UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                     FORM 8-K/A
                                   AMENDMENT NO. 1
                                         to
                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                                  February 15, 1996
                                  (Date of Report)

                                  December 22, 1995
                          (Date of earliest event reported)

                              ANALYTICAL SURVEYS, INC.
               (Exact name of registrant as specified in its charter)

                                      COLORADO
                              (State of incorporation)

                                       0-13111
                              (Commission File Number)

                                     084-846389
                          (IRS Employer Identification No.)

                                 1935 Jamboree Drive
                          Colorado Springs, Colorado  80920
                      (Address of principal executive offices)

                                   (719)-593-0093
                           (Registrant's telephone number)


 Item 7.   Financial Statements and Exhibits

            Analytical Surveys, Inc. (the "Company") acquired substantially all of the net assets of Intelligraphics, Inc. ("Intelligraphics"),741 North Grand Avenue, Waukesha,
            Wisconsin on December 22, 1995. The Company filed a Current Report on form 8-K on January 8, 1996 to report the transaction.

            This amendment number 1 to Current Report on Form 8-K dated January 8, 1996 presents the audited financial statements and unaudited pro forma financial information.

 (a)  Financial statements of business acquired
       Intelligraphics, Inc.
       Financial Statements of Net Assets to be Sold
       Nine Months Ended September 30, 1995
       and Year Ended December 31, 1994



       Independent Auditors' Report

            Intelligraphics, Inc.
            Waukesha, Wisconsin

            We have audited the accompanying statements of net assets to be sold of Intelligraphics, Inc. as of September 30, 1995 and December 31, 1994, and the related statements of operations of net assets to be sold and cash flows of net assets to be sold for the nine months ended September 30, 1995 and year ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            The accompany financial statements were prepared for the purpose of complying with the proposed asset purchase agreement between Analytical Surveys, Inc. and the Company as described in Note 1 and are not intended to be a complete presentation of the Company's financial position and results of operations.

            In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets of Intelligraphics, Inc. as of September 30, 1995 and December 31, 1994 to be sold pursuant to the purchase agreement referred to in Note 1, and the results of its operations and cash flows of these net assets for the periods then ended in conformity with generally accepted accounting principles.

            /S/BDO Seidman, LLP
            November 27, 1995

        Intelligraphics, Inc.
        Statement of Net Assets to be Sold
                                               September 30,    December 31,
                                                     1995           1994
            Assets to be sold (Note 1)
             Accounts receivable - trade (Note 2) $ 775,954      $ 731,150
             Accounts receivable - other              3,400          8,401
             Unbilled revenue (Note 2)            1,044,134        857,638
             Prepaid expenses                         2,861          8,310
             Net property and equipment (Note 3)    402,330        561,679
             Other assets                             5,226          4,672
                                                  ---------      ---------
            Total assets to be sold               2,233,905      2,171,850
                                                  ---------      ---------
            Liability to be sold
             Billings in excess of costs and
              estimated earnings (Note 2)           267,842        371,489
             Accounts payable - trade               315,479        280,952
             Accounts payable - related parties     135,229         81,117
             Accrued payroll and benefits           228,522        189,084
             Other liabilities                      311,037        232,046

             Less: liabilities to be
              retained by Company                  (297,537)      (232,046)
                                                  ---------      ---------
            Total liabilities to be sold            960,572        922,642
                                                  ---------      ---------
            Net assets to be sold                $1,273,333     $1,249,208
                                                  =========      =========

[FN]
            See accompanying summary of accounting policies and notes to financial statements.


       Intelligraphics, Inc.
       Statements of Operations of Net Assets to be Sold

                                             Nine months ended  Year ended
                                                September 30,   December 31,
                                                     1995           1994

            Sales                                $5,350,368     $4,769,817
                                                  ---------      ---------
            Costs and expenses
             Salaries, wages and related benefits 3,397,372      3,435,455
             Subcontractor costs                    681,036        303,009
             General and administrative             956,306      1,146,424
             Depreciation and amortization          181,895        346,466
                                                  ---------      ---------
            Total costs and expenses              5,216,609      5,231,354
                                                  ---------      ---------
            Operating income (loss)                 133,759       (461,537)
                                                  ---------      ---------
            Other income (expenses)
             Other expense, net (Note 5)           (265,535)      (362,807)
             Interest expense                           (28)        (6,310)
             Gain on sale of assets                       -         13,423
                                                  ---------      ---------
            Net other expense                      (265,563)      (355,694)
                                                  ---------      ---------
            Net loss                              $(131,804)     $(817,231)
                                                  =========      =========

[FN]
            See accompanying summary of accounting policies and notes to financial statements.

        Intelligraphics, Inc.
        Statements of Cash Flows of Net Assets to be Sold

                                             Nine months ended  Year ended
                                                September 30,   December 31,
                                                    1995           1994

            Cash flows from operating activities
             Net loss                             $(131,804)     $(817,231)

             Adjustments to reconcile net loss to
              cash used in operating activities:
               Depreciation and amortization        181,894        346,466
               Gain on sale of assets                     -        (13,423)

               Changes in assets and liabilities:
                Accounts receivable                 (39,803)       (32,167)
                Unbilled revenue                   (186,496)      (251,396)
                Prepaid expenses                      5,449         (7,299)
                Other assets                           (554)        (3,619)
                Billing in excess of costs         (103,647)       204,141
                Accounts payable                     88,639        156,624
                Accrued payroll and benefits         39,438         10,997
                Accrued liabilities                  78,991        178,169
                                                  ---------      ---------
            Cash used in operating activities       (67,893)      (228,738)
                                                  ---------      ---------
            Cash flows from investing activities
             Purchase of property and equipment     (22,545)      (136,192)
             Proceeds from the sale of property
              and equipment                               -         13,423
                                                  ---------      ---------
            Cash used in investing activities       (22,545)      (122,769)
                                                  ---------      ---------
            Cash used in the operations of the
             net assets to be sold                $ (90,438)     $(351,507)
                                                  =========      =========
            Supplemental disclosure

             Cash paid during the period
              for interest                        $      28      $   6,310
                                                  =========      =========

[FN]
            See accompanying summary of accounting policies and notes to financial statements.

        Intelligraphics, Inc.
        Summary of Accounting Policies

            Line of Business  The Company provides digital mapping,
                              facilities management and geographic
                              information systems.

            Sales The Company recognizes revenue on the percentage of completion basis using the cost-to-cost method, whereby the percentage that is complete is based on costs incurred to date in relation to total estimated costs. The cost associated with sales of services are expensed when incurred.

                              Unbilled revenue represents work completed but not billed. The Company is able to bill based upon the terms as contained in the contract. When billed, such amounts are recorded as accounts receivable.

                              The Company recognizes the entire
                              estimated loss on a contract, when a loss is expected to be incurred, in the period it is determined. The Company does not believe warranty obligations on completed contracts are material.

            Property and
            Equipment         Property and equipment are stated at cost.
                              Depreciation and amortization are provided
                              on the straight-line method over the
                              following estimated lives:
                                                                  Estimated
                              Classification                     Useful Lives

                              Technical equipment                  2 - 5 years
                              Purchased software                   3 - 5 years
                              Furniture and fixtures               3 - 10 years
                              Leasehold improvements (lease term) 2 - 5 years Capital leases - computer equipment 3 years


            Use of Estimates  The preparation of the financial
                              statements requires the use of
                              management's estimates. These estimates relate primarily to total project revenues and total project costs at completion.

                              It is reasonably possible that these
                              estimates will change in the future due to factors such as the number of units to be produced or labor productivity. However, management feels that the estimates used are reasonably accurate in all material respect.

        Intelligraphics, Inc.
        Notes to Financial Statements

            1.  Basis of Presentation
                              The financial statements were prepared for the purpose of complying with the proposed asset purchase agreement between Analytical Surveys, Inc. and the Company. Assets and liabilities of the Company that are specifically excluded from the asset purchase agreement are not included in the financial statements. Accordingly, the results of operations and cash flows do not include amounts attributable to the excluded assets and liabilities.

            2. Accounts Receivable, Unbilled Revenue, and Billings in Excess of Cost and Estimated Earnings

                              At September 30, 1995, the range to
                              complete contracts in process is generally
                              1 to 36 months, and the Company expects to collect within one year substantially all amounts reflected as accounts receivable and unbilled revenue as of September 30, 1995.

                              The following tables summarize contracts in process at September 30, 1995 and December 31, 1994.

                                                  September 30,   December 31,
                                                       1995           1994

                   Costs incurred on uncompleted
                       contracts                  $6,020,882     $3,438,704
                   Estimated earnings              2,588,885      1,403,136
                                                   ---------      ---------
                                                   8,609,767      4,841,840
                   Less billings to date
                                                   7,833,475      4,355,691
                                                   ---------      ---------
                                                  $  776,292     $  486,149
                                                   =========      =========

                      Included in accompanying
                      balance sheets under the
                      following captions:

                          Unbilled revenue        $1,044,134     $  857,638
                          Billing in excess of
                           costs and estimated
                           and estimated earnings   (267,842)      (371,489)
                                                   ---------      ---------
                                                  $  776,292     $  486,149
                                                   =========      =========

            3.  Property and Equipment, at Cost

                              Property and equipment, at cost consists of the following:

                                                  September 30,   December 31,
                                                     1995           1994

                              Technical equipment $2,204,441     $3,854,092
                              Purchased software      58,914         51,461
                              Furniture and fixtures 288,518        307,507
                              Leasehold improvements   4,321         86,656
                              Capital leases               -        101,641
                                                    ---------     ---------
                                                    2,556,194     4,401,357
                              Less accumulated
                              depreciation and
                              amortization          2,153,864     3,839,678
                                                    ---------     ---------
                              Net property and
                              equipment           $   402,330    $  561,679
                                                    =========     =========

            4.  Leases

                              The Company leases office equipment,
                              technical equipment and its facilities
                              under operating leases.

                              The following is a schedule of future
                              minimum rental payments due under
                              noncancelable operating leases with terms of one year or more at September 30, 1995.

                                                Related              Total
                              Year ending         Party     Other  Operating
                              September 30,      Leases    Leases   Leases

                              1996             $254,751  $ 55,881  $310,632
                              1997              261,577    22,323   283,900
                              1998              217,719    10,963   228,682
                              1999               93,271     7,156   100,427
                              2000                    -     6,133     6,133
                                               --------  --------  --------
                              Total minimum
                               lease payments  $827,318  $102,456  $929,774
                                               ========  ========  =======

                              Rent expenses for operating leases was as follows:

                                             Nine months ended  Year ended
                                                September 30,   December 31,
                                                     1995           1994

                              Facilities          $  80,883      $ 160,205
                              Equipment              82,613         81,796
                                                  ---------       --------
                                                  $ 163,496      $ 242,001
                                                  =========       ========

            5.  Other Expense Other expense is comprised of the
                 following:

                                             Nine months ended  Year ended
                                                September 30,   December 31,
                                                     1995           1994

                          Litigation settlement   $ 207,500      $      -
                          Legal expenses related
                            to above litigation      32,564        205,338
                          Office relocation expense       -        124,775
                          Other, net                 25,471         32,694
                                                  ---------       --------
                                                  $ 265,535      $ 362,807
                                                  =========       ========

            6.  Employee Benefit Plan

                              The Company sponsors a qualified tax
                              deferred savings plan in accordance with the provisions of section 401(k) of the Internal Revenue Code. Employees may defer up to 15% of their compensation, subject to certain limitations. The Company may make discretionary matching contributions. There was no matching contribution made for the nine months ended September 30, 1995 and the year ended December 31, 1994.

            7.  Major Customers

                              Sales to individual customers amounting to 10% or more of total sales were as follows:

                                             Nine months ended  Year ended
                                                September 30,   December 31,
                                                     1995           1994

                              Customer A             16%             4%
                              Customer B             14             16
                              Customer C             14             10
                              Customer D             12              9
                              Customer E             12             11
                              Customer F             11              6
                              Customer G              9             10
                              Customer H              1             12

            8.  Related Party Transactions

                              The Company leases its facilities from a partnership whose general partner is an officer and shareholder of the Company. The Company also pays certain fees and occupancy costs to the management company of the facility. This management company is owned by a family member of an officer and shareholder of the Company. The Company leases equipment from a leasing company owned by certain officers and shareholders of the Company. The Company purchases subcontracted services and incurs certain other expenses from a foreign company that is under common management control. Related party transactions are summarized as follows:

                                             Nine months ended  Year ended
                                                September 30,   December 31,
                                                     1995           1994

                           Rent and occupancy     $  90,499      $  79,904
                           Fees and occupancy costs  23,327         19,665
                           Rent expense-equipment    51,379              -
                           Payments to subcontractor-
                            for services            216,280        123,251
                           Payments to subcontractor-
                            other                    20,594         83,052
                                                   ========      =========

                                                September 30,   December 31,
                                                       1995           1994

                           Accounts payable       $ 135,229      $  81,117
                                                  =========      =========

            9.  Litigation Settlement

                              During 1995, the Company entered into a
                              settlement agreement and mutual release
                              with the former shareholders of a company whose obligations were guaranteed by the Company. The Company agreed to pay in settlement $207,500. Of this, $165,000 was financed through a revolving line of credit. The entire $207,500 is included in other expense (Note 4) for the nine months ended September 30, 1995.

            10. Concentrations of Credit Risk

                              Financial instruments which potentially
                              expose the Company to concentrations of
                              credit risk, as defined by Financial
                              Accounting Standard Board's Statement No.
                              105, Disclosure of Information about
                              Financial Instruments with Off-Balance-
                              Sheet Risk and Financial Instruments with
                              Concentration of Credit Risk, consist
                              primarily of accounts receivable and
                              unbilled revenue with the Company's
                              various customers.

                              Historically, the Company's customers have included cities, counties, states, utility companies, and governmental agencies. The majority of revenues have been historically derived from utility clients, both commercial and municipal.

                              The Company's accounts receivable and
                              unbilled revenue are due from a variety of organizations throughout the world. The Company provides for uncollectible amounts when specific credit problems arise. Management's estimates have been adequate during historical periods, and management believes that all significant credit risks have been identified at September 30, 1995.

 (b)  PRO FORMA FINANCIAL INFORMATION


   ANALYTICAL SURVEYS, INC.
   PRO FORMA BALANCE SHEET
   As of September 30, 1995
   (UNAUDITED)

                                             Intelli-     Analytical  Combined     Pro Forma        Pro Forma
                                             graphics      Surveys   Historical   Adjustments       Combined
     Assets

        Cash                                           -     665,274    665,274      (231,508) (a)    433,766
        Accounts receivable                    1,162,656   2,925,094  4,087,750                     4,087,750
        Revenue in excess of billing             772,933   4,705,020  5,477,953                     5,477,953
        Deferred income taxes                          -      49,713     49,713                        49,713
        Prepaid expenses                           7,230     209,343    216,573                       216,573
                                               ---------  ---------- ----------     ---------      ----------
             total current assets              1,942,819   8,554,444 10,497,263      (231,508)     10,265,755
                                               ---------  ---------- ----------     ---------      ----------
        Equipment                                273,455   5,656,521  5,929,976                     5,929,976
        Furniture and fixtures                    82,283     735,313    817,596                       817,596
        Leasehold improvements                     3,792     133,711    137,503                       137,503
                                               ---------  ---------- ----------     ---------      ----------
                                                 359,530   6,525,545  6,885,075                     6,885,075
        Accumulated depreciation                       -  (5,046,065)(5,046,065)                   (5,046,065)
                                               ---------  ---------- ----------     ---------      ----------
                                                 359,530   1,479,480  1,839,010                     1,839,010

        Goodwill                                       -      13,751     13,751     3,145,989  (a)  3,159,740
                                               ---------  ---------- ----------     ---------      ----------
             Total assets                      2,302,349  10,047,675 12,350,024     2,914,481      15,264,505
                                               =========  ========== ==========     =========      ==========


     Liabilities and Stockholders' Equity

        Current portion of long term debt              -     417,100    417,100       364,969  (a)    782,069
        Billings in excess of costs and re             -     176,934    176,934                       176,934
        Accounts payable                         544,701   1,560,227  2,104,928                     2,104,928
        Accrued Payroll and benefits             350,879     661,951  1,012,830                     1,012,830
        Income taxes payable                           -           -          -                             -
                                               ---------  ---------- ----------     ---------      ----------
             Total current liabilities           895,580   2,816,212  3,711,792       364,969       4,076,761
                                               ---------  ---------- ----------     ---------      ----------
        Deferred income taxes                          -     113,290    113,290                       113,290
        Deferred compensation                          -      55,407     55,407                        55,407
        Long term debt                                 -     408,078    408,078     3,065,031  (a)  3,473,109
                                               ---------  ---------- ----------     ---------      ----------
             Total liabilities                   895,580   3,392,987  4,288,567     3,430,000       7,718,567
                                               ---------  ---------- ----------     ---------      ----------
        Seller's equity                        1,406,769           -  1,406,769    (1,406,769) (a)          -

        Common stock                                   -   3,461,100  3,461,100       891,250  (a)  4,352,350
        Treasury stock                                 -    (124,844)  (124,844)                     (124,844)
        Retained earnings                              -   3,318,432  3,318,432                     3,318,432
                                               ---------  ---------- ----------     ---------      ----------
             Total equity                             -    6,654,688  6,654,688       891,250       7,545,938
                                               ---------  ---------- ----------     ---------      ----------
             Total liabilities and equity      2,302,349  10,047,675 12,350,024     2,914,481      15,264,505
                                               =========  ========== ==========     =========      ==========

    ANALYTICAL SURVEYS, INC.
    PRO FORMA STATEMENT OF OPERATIONS
    Pro Forma Year ended September 30, 1995
    (UNAUDITED)

                                             Intelli-     Analytical  Combined     Pro Forma        Pro Forma
                                             graphics      Surveys   Historical   Adjustments       Combined


        Sales                                  6,794,604  13,538,507 20,333,111                    20,333,111
                                               ---------  ---------- ----------     ---------      ----------
        Salaries                               4,262,053   5,246,616  9,508,669                     9,508,669
        Subcontractors                           861,561   3,244,485  4,106,046                     4,106,046
        General and administration             1,201,931   2,244,207  3,446,138                     3,446,138
        Depreciation and amortization            280,111     783,838  1,063,949       213,813 (b)   1,277,762
                                               ---------  ---------- ----------     ---------      ----------
             total costs and expenses          6,605,656  11,519,146 18,124,802       213,813      18,338,615
                                               ---------  ---------- ----------     ---------      ----------
             operating income                    188,948   2,019,361  2,208,309      (213,813)      1,994,496
                                               ---------  ---------- ----------     ---------      ----------
        Other income (expense)
             Other expense, net                 (592,314)      1,689   (590,625)      445,402 (d)    (145,223)
             Interest expense                        (28)   (120,462)  (120,490)     (308,479)(c)    (428,969)
             Gain on sale of assets                  967        (411)       556                           556
                                               ---------  ---------- ----------     ---------      ----------
             total other income (expense)       (591,375)   (119,184)  (710,559)      136,923        (573,636)
                                               ---------  ---------- ----------     ---------      ----------
        Net income before tax                   (402,427)  1,900,177  1,497,750       (76,890)      1,420,860
        Income taxes                                   0     716,000    716,000      (178,153)(e)     537,847
                                               ---------  ---------- ----------     ---------      ----------
        Net income                              (402,427)  1,184,177    781,750       101,263         883,013
                                               =========  ========== ==========     =========      ==========
        Earnings per share                                      0.40                          (f)        0.28
                                                                ====                                     ====


    ANALYTICAL SURVEYS, INC.
    NOTES TO PRO FORMA FINANCIAL STATEMENTS
    (UNAUDITED)

            On December 22, 1995, Analytical Surveys, Inc., acquired sub-stantially all of the the net operating assets of Intelligraphics, Inc., a Wisconsin corporation. These pro forma statements present the results of operations as if the purchase were completed on October 1, 1995 and the financial position of Analytical
            Surveys, Inc., as if the acquisition were completed on September 30, 1995.

            Basis of presentation:

            The historical results of operations for Intelligraphics were prepared by combining the audited results of operations for the nine months ended September 30, 1995 with the unaudited results of operations for the three months ended December 31, 1994. The financial position of the net assets acquired was prepared from the unaudited preliminary statement of net assets acquired as of December 22, 1995 as prepared by Intelligraphics, Inc. This preliminary statement of net assets is subject to possible adjustment as the final figures are determined, however management does not expect these adjustments to be material.

            The historical financial position of Analytical Surveys, Inc. at September 30, 1995 and the results of operations for the year then ended were prepared from the audited financial statements of that date which were filed with the 10-KSB on December 19, 1995, and are hereby incorporated by reference.

            Pro forma adjustments:

            The following pro forma adjustments to the combined balance sheet and results of operations are reflected in the pro forma financial statements and are referenced by the letter indicated

                 (a) Purchase entry

            The pro forma adjustment to reflect the purchase of the net operating assets and the assumption of certain liabilities per the purchase agreement with Intelligraphics, Inc. The excess of the fair market value of the 230,000 shares of Analytical Surveys, Inc. no par value common stock plus the cash paid to the seller plus transaction costs of $231,507 over the fair market value of the net assets acquired was recorded as goodwill. Goodwill will be amortized over a fifteen year period.

                 (b) Amortization of goodwill

            Reflects one year of amortization of goodwill, based on a fifteen (15) year period.

                 (c) Interest expense
            Reflects the interest expense for the first year of the term debt borrowed to pay substantially all of the cash portion of the purchase consideration.

                 (d) Litigation costs

            Reflects the elimination of certain litigation costs and expenses incurred by Intelligraphics, Inc. in connection with assets not included in this transaction. The costs eliminated are described in Notes 5 ("Other Expense") and 9 (Litigation Settlement) to Financial Statements of Assets Acquired presented in this Form 8-K.

                 (e) Income taxes

            Reflects the accrual of income tax expense benefit for the results of operations of Intelligraphics.


                 (f) Earnings per share

            The average number of shares outstanding, including common stock equivalents, was increased by the 230,000 shares issued to the seller in the acquistion, reducing the (combined) earnings per share accordingly.


            ---------------------------------------------------------------


                                 SIGNATURES
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Analytical Surveys, Inc.
                                          by: /s/ Scott C. Benger
                                              Secretary/Treasurer